Exhibit 99.1 The most efficient and most effective way to allocate capital to multi-family real estate The District at Flagler Village Investor Presentation Fort Lauderdale, FL November 2022 0

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Key Takeaways

1

AIR's portfolio is high-quality with an affluent resident base; emphasis on customer satisfaction ensures high rates of retention

- Portfolio enhanced through ~$5.4 billion of capital recycling since Q4 2020; average revenue per apartment home has increased 19% in that time
- Highly affluent residents with average and median household income of $251,000 and $170,000, respectively, in Q3 2022

2

AIR's simple, efficient business model, driven by the AIR Edge, provides a considerable and durable advantage

- Strong organic Same Store growth, in combination with low G&A, results in ~9% higher conversion of rent to FCF than peer average(1), a durable advantage
- AIR Edge provides opportunity for excess returns through disciplined, accretive paired trades

3

AIR's prospects for 2023 are excellent

- ~5% earn-in for 2023 projected from 2022 leasing
- Well positioned to address risks presented by inflation, possible recession, and high interest rates
- Simplicity of AIR allows for 2023 to be underwritten, allowing for perspectives on key economic factors

4

Clear, transparent capital allocation framework

- Paired trades ensure accretive, profitable growth based on the current cost of capital
- Opportunity set for new capital includes new acquisitions, capital enhancements, and further share repurchases

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

1

AIR COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

High-quality portfolio

- ~$5.4 billion of capital recycled in highly favorable markets of the last 24 months

Additional Q3 2022 Highlights
- GAV (A / B)[1] = 52% / 48%
- Retention (A / B): 60.2% / 62.7%
- Rent-to-Income (A / B): 17.2% / 18.9%

		Aimco (Q4 2019 or 2019A)	AIR (Q3 2022 or 2022E)	Change	Peer Average / Observation[1]
Residents	Average Household Income ($)	$165,000	$251,000 ✓	+52%	<$150,000 in Q3 2022
	Median Household Income ($)	$116,000	$170,000	+47%	n/a
	Retention (%)[2]	56.8%	61.5% ✓	+470 bps	~53-60%
	CSAT Score *(out of 5)*	4.30	4.33 (2021)	+0.03	n/a
	Kingsley Index	4.09	4.05	-0.04	n/a
	Note: AIR named Kingsley Elite Five in 2022, #2 among all operators and #1 for public REITs				
Portfolio	# Properties	124	80	-35%	~250
	# Apartment Homes	32,598	23,499	-28%	~75,000
	Average Revenue per Apartment Home[3]	$2,272	$2,711 ✓	+19%	$2,433
	(Re-)Development ($M)[4]	$230	$-	-$230M	~4% of TEV
	Mezzanine Investments ($M)[4]	$280	$-	-$280M	~1% of TEV
Efficiency	2022E Same Store Revenue Growth (%)[5]	3.8%	10.3%	+650 bps	11.4%
	2022E Same Store NOI Growth (%)[5]	4.3%	13.9%	+960 bps	14.6%
	Estimated 2022E Same Store NOI Margin (%)[5]	73.7%	74.5% ✓	+8 bps	68.2%
	G&A as % of Assets (GSA)	36 bps	21 bps	-15 bps	25 bps
	Net G&A as % of GAV		AIR Cap: <15 bps ✓		No commitment
	Corporate Governance Score (GSA)	36	68 ✓	+32 pts	57
Balance Sheet	Net Leverage / EBITDA (x)	7.6x	5.9x	-1.7x	4.9x
	Refunding: Through 2024 (% Total Debt)	23%	-% (2022E) ✓	-23%	17%
	Weighted Average Maturity (Yrs)	7.3	6.4	-0.9	7.6
	Repricing: Through 2024 (% Total Debt)	23%	3% (2022E)	-20%	n/a
	Unencumbered Properties ($B)	$2.4	$8.3	$5.9	n/a

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Retention reflects 2021 for AVB, CPT, EQR, and UDR as TTM data not provided. ESS reflects the average retention in the prior four quarters.
(3) Reflects average monthly rental revenue for EQR, ESS, and MAA.
(4) (Re-)development for peers at total cost. Mezzanine Investments includes all commitments. TEV as of 11/11/2022.
(5) Based on peer guidance. Estimated 2022E Same Store NOI Margin reflects revenue and NOI guidance as applied to Same Store Revenue in Same Store NOI for 2021.

2

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

The AIR Edge drives attractive organic growth, and conversion of rents…

The AIR Edge is the cumulative result of our focus on resident selection, satisfaction, and retention, as well as relentless innovation in delivering best-in-class property management

Simple, efficient, and predictable business model

(+) Revenue

- Emphasis on "good neighbor" policies promotes relationship building among residents, community stability, and positive network effects… leading to retention of high-quality, affluent residents
- Diversification supports stable growth over cycles
- AIR's business continues to perform; external growth demonstrates value of the AIR Edge

(-) Operating Expense

- Peer-leading[1] COE track record
- Additional efficiency through G&A cap
- As a result, ~9% more Same Store Revenue converted to FCF[2]
  - Durable advantage in growth created by the AIR Edge compounds over time

Same Store Revenue Growth (%)[1]

431 bps outperformance relative to Coastal peers with 2019 as an index


120.0
AIR
109.4
105.1
2019
2020
2021
2022 Midpoint Guidance
AIR
Coastal
Sunbelt

Free Cash Flow Conversion (%)[2]

~9% higher rents required from peers to equal AIR's Free Cash Flow Conversion %


64.7%
65.9%
59.0%
60.5%
2021
Q3 YTD
2021
Q3 YTD
AIR
Peer Average(1)

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects Q3 2022 YTD, 2021, and 2020 financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. Please see appendix for additional detail.

3

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

...while providing the opportunity for accretive growth

(+) Disciplined External Growth Opportunity

- Class of 2021[1] acquisitions now represent ~8% of AIR's portfolio by GAV, and is growing at ~2x the rate of the Same Store
- Class of 2022 and 2023[1] increase the percentage allocation to ~17%
- **AIR targets ~30% of portfolio in properties new to the AIR platform with NOI growth at ~2-3x market levels in Years 2-4 under AIR's ownership**
  - *Key assumption: AIR's ability to source new properties with excess return potential as Classes revert to market after Year 4*

Share Repurchase Update

- **$302 million shares repurchased over the year-to-date at an average price per share of $39.77**
  - Represents unlevered IRR of >10%
- **~18% of capital deployed in 2021 and 2022 into repurchases**
  - Expect to maintain balanced allocation with incremental capital, assuming hurdles are satisfied

YTD Change In Transacted Lease Rates (%)

~8% expected earn-in in 2023 from 2022 leases in the Class of 2021 compares to ~5% in Same Store


26.2%
17.5%
24.3%
11.0%
25.2%
14.0%
New
Renewal
Blended
Class of 2021(3)
AIR Same Store

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

4

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Highly accretive capital deployment in 2022 within AIR's clear paired trade framework

- Cost of capital informed by $780 million of dispositions year-to-date at long-term expected IRRs of <7%

Class of 2022(1) amounts to $640 million of GAV
- Underwritten at IRRs >9%
- Expected NOI growth of >35% from Year 1 though Year 3 with deployment of the AIR Edge

Class of 2021(1) performing ahead of expectations
- Q4 22 revenue growth projected 50% higher than Same Store
- ~8% 2023 earn-in compares to ~5% in Same Store

Willard Towers




- **Purchase price: $185M**
- **525-unit property with large floor plans, 10'+ ceiling heights and large windows**
  - Located in Chevy Chase, MD where AIR owns two other properties
  - Significant upside potential from physical value add improvements

Watermarc at Biscayne Bay




- **Purchase price: $210M**
- **Newly developed 296 apartment community**
  - Located in Miami, FL
  - Situated in the Edgewater neighborhood of Miami with proximity to premier entertainment, cultural, and employment attractions of Miami-Dade County
  - Proximity to Bay Parc additionally benefits AIR

The District at Flagler Village




- **Purchase price: $173M**
- **Newly developed 350 apartment home community**
  - Located in Fort Lauderdale, FL
  - Part of the affluent and growing Flagler Village neighborhood with access to the Brightline train station
  - Adjacent to empty Sears box owned by Aimco with plans for major mixed use redevelopment

The Reserve at Coconut Point




- **Purchase price: $72M**
- **Newly developed 180 apartment community**
  - Located in Estero, FL
  - Submarket between Naples and Fort Myers that is part of a 500-acre master planned community
  - Short walk to Hertz' corporate HQ

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.

5

AIR | COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

AIR perspective on macroeconomic factors

Inflation

- 2022 has shown the ability of apartment owners (including AIR) to reprice rents in a high inflationary environment
- AIR's focus on efficiency expected to maintain stability in expenses
  - Expect *flat* controllable operating expenses in 2022
  - Track record of *negative* 10 bps annual growth in controllable operating expenses over 13-years
  - Commitment to net G&A expense at <15 bps of GAV (~18 bps based on AUM)
- Relative outperformance expected for apartment owners, and AIR in particular should inflation remain "higher for longer"

Possible Recession

- AIR's high-quality, diversified portfolio, and high credit resident base are well positioned should recession impact the US economy
  - Average and median household income of $251,000 and $170,000, respectively
  - Rent to income ratio of 17% in the "A" portfolio (52% of GAV) and 19% in "B"
  - Resident FICO scores average 90 points higher than the national renter average
  - "B" portfolio positioned to attract price sensitive residents
- Experience of the Great Financial Crisis ("GFC") and pandemic may be instructive
  - Bad debt increased 50 bps before reverting to then long-term trend of 60 bps in 17 months
  - Now returning to a new normal of <50 bps outside CA, and expected inside CA subject to sunset of eviction moratoria and timing of eviction proceedings
- ~5% earn-in from leases in 2022 as a baseline for 2023 Same Store Revenue growth

	GFC					
	AIR		Coastal Avg. (1)		Sunbelt Avg. (1)	
Year	SSRev	SSNOI	SSRev	SSNOI	SSRev	SSNOI
2008	2.1%	3.5%	3.6%	4.1%	1.8%	0.3%
2009	**-2.5%**	**-4.2%**	**-2.9%**	**-4.7%**	**-2.2%**	**-3.8%**
2010	-0.2%	0.2%	-1.3%	-2.5%	-1.3%	-2.4%
2011	2.8%	5.3%	4.5%	6.8%	4.8%	6.0%

	Pandemic					
	AIR		Coastal Avg. (1)		Sunbelt Avg. (1)	
Year	SSRev	SSNOI	SSRev	SSNOI	SSRev	SSNOI
2019	3.8%	4.3%	3.3%	3.5%	3.6%	4.3%
2020	**-2.4%**	**-4.0%**	**-3.0%**	**-5.5%**	**1.8%**	**0.4%**
2021	1.7%	1.6%	-2.4%	-4.8%	4.9%	5.5%
2022E	10.3%	13.9%	11.0%	14.0%	12.4%	15.9%

Interest Rates

- Exposure to Federal Reserve policies, and their broad market impact, mitigated through low leverage
- AIR has limited refunding *and* repricing risk with no maturities before 2025
- Floating rate exposure measured at 3% of total leverage; primarily line of credit borrowings that average ~$225 million

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

6

AIR COMMUNITIES

The most efficient and most effective way to allocate capital to multi-family real estate

Looking forward to 2023

- A starting point for 2023 is $2.19 Pro forma Run Rate FFO per share, which adjusts for the prepayment of Aimco transactions identified in our Q1 2022 earnings release; 2023 expectations will begin with this number, and incorporate subsequent transactions as well as, importantly, expectations of economic conditions for 2023; the information below is provided to assist investors who have conviction as to 2023 macro-economic circumstances, and formal guidance will be provided in our Q4 2022 earnings release

			Inflation	Recession	Interest Rates
	Market rents over time typically track CPI; changes in market rents earn into rental revenue over the related lease terms, typically 12 months		• *Forecasts for CPI over 2022-2026 generally average 3.9% (8.1% in 2022, 4.4% in 2023, and reverting to 2.3% from 2024-2026) which may be understated given high employment and high liquidity that characterize the US economy; annual CPI increases during the Great Inflation, by example, peaked at 11.8% in 1981, declined to 8.3% in 1982, and then averaged 3.9% from 1983-1986* • *If forecasts prove correct that inflation (i) has peaked in 2022 and (ii) will be 4.4% in 2023, then market rents might rise by an equal amount, with market rent growth increasing ±6%*	• *Reasonable to expect declining rents* • *Pandemic: AIR's new lease rates declined ~6.4% in 2020 (2.0% decline in blended); occ'y declined 150 bps* • *GFC: Similar rent decline and 90 bps of occ'y impact*	• *Subject to broad economic impact on key employers within specific submarkets*
Same Store Revenue	Earn-In	• ~5% from 2022 leasing activities	~	~	~
	Loss-to-Lease	• ~5% at year-end, contributing ~1-2% to 2023 growth	↑	↓	~
	Market Rent Growth	• ±1% equates to ~40 bps to 2023 growth	↑	↓	~ / ↓
	ADO	• Consistent YoY	~	↓	~
	Class of 2021	• Expected at ~2-3x rate of Same Store	↑	~ / ↑	↑
	Total		Low Double-Digits *(assuming ~9% CPI)*	Low/Mid Single Digits *(declining rents; -150 bps occ'y)*	Mid/High Single Digits *(assuming ~4% CPI)*
Same Store Operating Expense	*Controllable Operating Expense*	• ~2%± 100 bps; 13-year track record of *negative* 10 bps annual growth	~ / ↑	~ / ↓	~
	Real Estate Taxes	• ~7%±; ~40% GAV subject to 2% cap in CA; remaining ~60% at trailing NOI growth with lag for timing of revaluations	~	~ / ↓	~
	Insurance	• ~25%±	~	~	~
	Utilities, Net	• ~3%±; ~75% of utility expenses reimbursed by residents	~ / ↑	~ / ↓	~
Class of 2022/2023, Other Transactions, & Deleveraging		• Contribution from 2022 / 2023 acquisitions offset by cost of capital and de-leveraging	~	~	~
G&A Expense		• Committed to low G&A at <15 bps of GAV (or ~18 bps of AUM)	~	~	~
Interest Expense		• Maintain leverage at ~5-6x with 97% of debt at fixed interest rates • Key variable at SOFR + 110 bps on LoC borrowings (averaging ~$225 million annual balance historically)	~	~	~

7

The most efficient and most effective way to allocate capital to multi-family real estate Prism Apartments Appendix Cambridge, MA 8

The Fremont Residences A Investment Case for AIR Aurora, CO

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

What makes AIR a compelling investment?

1	**Simple, predictable business model**	• High-quality, stabilized multi-family portfolio with focus on the same for external growth; no development • Emphasis on productivity: (i) the AIR Edge and (ii) G&A at less than 15 bps of GAV drive higher FCF conversion • Low debt
2	**Diversification, focus, and strategy merit a low risk premium**	• Diversified by geography, location (urban vs. suburban), and price point, in high-quality markets where demand generates continued organic growth • Focus on stable communities with great residents produces high retention, and revenue stability • Attractive growth profile with limited operating and financial risk
3	**Market leading AIR Edge operating platform drives earnings growth**	• Peer-leading[(1)] track record of cost control with (i) flat onsite controllable operating expenses and (ii) G&A at less than 15 bps of GAV • Durable advantage through (i) NOI margin performance and (ii) conversion of Same Store Revenue to FCF at ~9% higher than the peer average[(1)] compounds over time
4	**Disciplined capital allocation enhances FFO growth**	• Substantial spread (~200 bps+) over our weighted average cost of capital ("WACC") required for investments – Recent investments underwritten at ~8-11% unlevered IRRs which compare to 2021 and 2022 property sales at expected IRRs of <7% • Access to the full spectrum of debt and equity capital, both public and private, for broadest choice with respect to the lowest WACC – Anticipate funding near-term growth through property sales and/or JVs given current trading levels
5	**Exceptional governance and fully aligned Management**	• Refreshed Board with diverse and relevant expertise; elected annually; average tenure of ~4 years • "At risk" compensation, primarily tied to TSR, aligns CEO and Management in driving value for shareholders
6	**Attractive valuation**	• Attractive absolute and relative valuation • A $100 investment in AIR by a taxable investor today would yield $2.88 on a post-tax basis, or $0.81 (+39%) more than peer average[(1)(2)]

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) AIR's dividend in 2021 was ~67% return of capital and ~33% capital gain. Peers averaged ~62% ordinary income and ~28% capital gain. Analysis assumes a 40 / 60 split between ordinary income and capital gains for AIR, and 60 / 40 split for peers. Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

10

The most efficient and most effective way to allocate capital to multi-family real estate 1 Simple, predictable business model… Focus on high-quality, stabilized multi-family properties Eight core, high-quality US markets (1) Organic growth through peer-leading operating efficiency of our AIR Edge Cash flow conversion enhanced by net G&A cap at less than 15 bps of GAV Low leverage No development Clearly articulated view of cost of capital and required returns for external growth Target dividend payout ratio at ~75% of FFO 11 (1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

② Diversification, and focus on creating stable communities limits operating risk

- **Emphasis on "good neighbor" policies promotes relationship building and resident satisfaction**

- **High-quality residents prefer compatible neighbors, stable communities, can afford higher rents, and reduce AIR costs through high rates of renewal**
  - Drives financial stability and NOI margin performance
  - Positive community network effect attracts new demand
- **Among Coastal peers[2], AIR fell less in 2020… recovered more in 2021… and has sustained momentum in 2022**
  - Only REIT among Coastal peers[2] to generate positive Same Store Revenue growth in 2021

Customer Satisfaction

- We ask our residents to grade our every interaction to ensure that we are customer-focused
- "World class" customer satisfaction ("CSAT")[1] scores of 4.30 (out of 5) improved during and through COVID
- TTM retention of 61.5% a record high for AIR

AIR named in the Kingsley Elite Five in 2022, #2 among all operators and #1 for public REITs

Year-Over-Year Same Store Revenue Growth (%)[2]


2020
2021
2022 Midpoint Guidance
-2.4%
-3.0%
1.8%
1.7%
-2.4%
4.9%
10.3%
11.0%
12.4%
AIR
AIR
AIR

Same Store Revenue Growth (%)[2]


Indexed to 2019
120.0
109.4
105.1
2019
2020
2021
2022 Midpoint Guidance
431 bps outperformance relative to Coastal peers

AIR Communities | Coastal Peers | Sunbelt Peers

(1) AIR CSAT score based on ~59K resident responses in 2021. Kingsley Index is a proprietary index and is the standard for measuring customer satisfaction in the multi-family sector.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

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The most efficient and most effective way to allocate capital to multi-family real estate 3 The AIR Edge is our ability to provide exceptional service consistently due to our focus on culture, resident satisfaction, innovative technology, and continuous process improvement • The AIR Edge is a durable operating advantage in driving organic growth, and scalable as our portfolio grows Resident Selection Revenue Management Technology Staffing Physical Upgrades • “Good neighbor” emphasis • Pricing every unit, every day • Artificial Intelligence (“AI”) • Work allocated to where it is • Capital Replacements: promotes community and based on pipeline of informs decision making at HQ most efficient and effective In depth and regular review of satisfaction, which encourages prospective residents, and physical property conditions; • Service technology platform • Proprietary in-house rapid renewals by high-quality balancing supply and demand longstanding local market allows for efficient work order response teams support residents within markets relationships that ensure completion and supports teammates both onsite and access to contract labor • Use of AI to target identified • Pricing determined at HQ, integration of robotics offsite market segments predisposed informed by coordination • Capital Enhancements: • Smart home technology • Specialization leads to better to be stable residents with between offsite expert revenue Disciplined offsite underwriting installed in all units – lowers performance, for example in longer than average tenure, management and local to identify opportunities to turn, utility, and insurance offsite collections and in turn income to pay property management teams increase organic growth costs, while boosting revenue higher rents if earned by CSAT Physical Properties & Upgrades Real Time IT & Technology Analytics & Tools People & Culture Organizational Passion for continuous Design & Staffing improvement 13

The most efficient and most effective way to allocate capital to multi-family real estate 3 AIR Edge emphasis on productivity drives operating margin performance… (1) Same Store COE Growth (%) (Indexed to 2009) Indexed to 2009 (1) Negative 10 bps CAGR measured over 13-years 100.6 100.6 100.1 100.0 99.9 99.5 99.2 99.2 98.6 98.3 98.1 95.7 95.7 95.1 On track for flat COE growth in 2022 during heightened inflationary period 2009 2010 2011 2012 2013 2014 2015 2016 2017 2018 2019 2020 2021 2022 (1)(2) (1)(2) 5-Year COE CAGR (%) 1-Year COE CAGR (%) 4.0% 2.1% (+) Commitment to organizational 1.6% 1.4% efficiency with net G&A capped at 15 bps of GAV -0.1% -0.3% AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. (1) Controllable operating expense (“COE”) defined as total same-store operating expenses less taxes, insurance, and utilities. Peer analysis based on reported full year financials for 2009-2021. 14 (2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ …producing an efficient, durable business model for public multi-family ownership…

Same Store Revenue Growth (%)[1]

Diversification, and emphasis on stability ensures top-line performance across cycles


120.0
109.4
105.1
Indexed to 2019
2019
2020
2021
2022 Midpoint Guidance

Same Store NOI Growth (%)[1]

AIR Edge has driven peer-leading[1] SSNOI margins for over 20+ consecutive quarters


122.7
111.0
102.6
2019
2020
2021
2022 Midpoint Guidance

Free Cash Flow Growth (%)[1][2]

Commitment to low G&A provides considerable, durable advantage for AIR


119.9
117.6
97.5
2019
2020
2021
Q3 2022 Year-to-Date

AIR Communities | Coastal Peers | Sunbelt Peers

Focus creates outperformance in AIR's Same Store portfolio, while making possible acquisitions with attractive returns on a risk-adjusted basis

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects Q3 2022 YTD, 2021, and 2020 financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue. Please see appendix for additional detail.

15

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

③ …with a durable advantage in flow-through for the benefit of shareholders

~6% and ~14% higher revenue required by Coastal and Sunbelt peers[1], respectively, to equal AIR's Free Cash Flow conversion margin


Same Store Revenue to Free Cash Flow Conversion (%)[2]
Focus on efficiency results in higher share of AIR's rent growth being available for accretive uses
64.7%
65.9%
60.6%
62.0%
55.9%
57.7%
2021
Q322 YTD
2021
Q322 YTD
2021
Q322 YTD
AIR COMMUNITIES
AIR Communities
Coastal Peer Avg.
Sunbelt Peer Avg.

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(2) Reflects Q3 2022 YTD and 2021 GAAP financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and divided by Same Store Revenue.

16

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ We employ a highly disciplined approach to capital allocation

- **View of AIR's WACC, expressed as an unlevered IRR, in a range of ~7-8% informed by current markets**
- **A substantial spread to our WACC, generally ~200+ bps of IRR or more, is required for all investment activity**
- **Each transaction is recommended first by our Investment Committee, then decided by our independent directors**
  - Our Investment Committee – chaired by John McGrath – includes AIR's executive leadership team

External Growth

- **Framework for assessing quality of target opportunities:**
  - *Markets:* Expected growth in local economies, submarket supply constraints, and predictable laws and regulations
  - *Portfolio:* Diversification across markets, type, and price point
  - *Rents:* Relative to local market averages
  - *Operations*: Ability to drive higher growth through the AIR Edge, especially when first added to our platform
- **Acquisitions must be accretive to near-term FFO**
  - Underwriting reflects deployment of the AIR Edge to ensure performance levels and returns are achieved
- **We will use leverage only within our targeted range of ~5.0x to ~6.0x**

Capital Enhancements

- **Invest where the expected rent premium (relative to market) drives long-term value**
- **Long-term IRR minimum target of ~10% on average**
  - Equates to low double digit NOI yields

Share Repurchases

- **$302 million shares repurchased over the year-to-date at an average price per share of $39.77**
  - Represents an unlevered IRR of >10%
- **Expect to continue share repurchases with incremental capital as part of a balanced program, and assuming long-term return hurdles are satisfied**

We aim to source capital from the broadest range, and develop a menu of low-cost options for AIR

Debt

- Bank debt: line of credit and term loans
- Corporate debt: private and public
- Secured debt

Equity

- Sale of lower rated properties
- Sale of JV interest(s)
- Issuance of common shares / OP units

17

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

④ Investment results demonstrate the value of the AIR Edge

- Class of 2021[1] trending at low double-digit IRRs (vs. underwriting at ~9%)
- Execution of business plans driven by the AIR Edge expected to generate ~30% or higher uplift in property values[2]


Class of 2021 / 2022 Underwritten NOI Yields(1)(3)
Projected NOI Growth (%)
+22%
+14%
+7%
+3%
4.0%
4.8%
5.4%
5.8%
5.9%

Timing of NOI Growth Impact	Year 1	Year 2	Year 3	Year 4	Year 5
Align Rent with Submarket	✓				*Properties Expected to Return to Market Trend Growth*
AIR Platform Onboarding	✓	✓			
Lease Roll Optimization		✓	✓		
Initial Capital Enhancements	✓	✓			
Capital Enhancements			✓	✓	

(1) Class of 2021 acquisitions defined as City Center on 7th, North Park, Huntington Gateway, Vaughan Place, and Residences at Capital Crescent Trail. Class of 2022 acquisitions defined as the Reserve at Coconut Point, Watermarc at Biscayne Bay, Willard Towers, and The District at Flagler Village. Class of 2023 acquisitions defined as Southgate Towers.
(2) Property value uplift assumes that Year 1 NOI cap rate is used for valuation based on Year 3 NOI, net of capital.
(3) Reflects aggregated underwritten Year 1 to Year 5 NOI yield for each respective acquisition, inclusive of incremental capital spend.

18

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Our Board has depth in expertise, and reflects a best-in-class approach to governance

Governance Highlights

- ✓ **Refreshed Board with five new independent directors in the last two years, with eight (of nine) independent**
  - Diverse and relevant expertise
  - Average independent director tenure of ~4 years, and age of 63
  - Directors elected annually
  - Chairman and CEO separated
- ✓ **Cannot stagger the Board without shareholder approval**
- ✓ **Shareholder proxy access and ability to call special meetings**
- ✓ **Majority vote standard (incl. director resignation in a majority against vote)**
- ✓ **Peer-leading[(1)] "Say on Pay" with highest level of support among multi-family peers over the last five years**
- ✓ **Direct engagement with ~70% of shareholders in Q3 2022**
- ✓ **Directors actively making open market purchases of AIR shares**

Experienced Board of Directors



Terry Considine
- Director since 1994
- CEO, AIR Communities
- Prior experience includes Chairman & CEO of Aimco through the December 2020 Separation
- In 1975, founded and managed predecessor companies that became Aimco at its IPO in 1994
- Member of the Board of Aimco



Margarita Paláu-Hernández
- Director since 2021
- Founder and CEO, Hernández Ventures
- Nominated to serve as Representative of the US to the 73rd Session of the General Assembly of the UN with the personal rank of Ambassador
- Member of the Boards of Occidental, Xerox and Conduent
- Member of the Boards of Reagan UCLA Medical Center & Nat'l Museum of the American Latino at the Smithsonian



Thomas Keltner
- Director since 2007
- Prior experience includes EVP and CEO-Americas and Global Brands at Hilton Hotels, various leadership roles (incl. President, Brand Performance & Development) with Promus Hotels, various leadership roles with Holiday Inn Worldwide, President of Saudi Marriott Company, and management consulting with Cresap, McCormick & Paget



John Rayis
- Director since 2020
- Senior Strategic Advisor, Lockton
- Prior experience includes Partner, Tax, Skadden, Arps, Slate, Meagher & Flom LLP
- Adjunct Professor of Law at Stetson University College of Law and Member
- Member of the Board of The University of Chicago Medical Center



Thomas Bohjalian
- Director since 2021
- Prior experience incudes EVP and Senior Portfolio Manager, as well as Head of US Real Estate and Trading departments at Cohen & Steers where he was consistently ranked in the top decile of all real estate fund managers



Ann Sperling
- Director since 2018
- Prior experience includes Senior Director of Trammell Crow, President, Markets West of JLL, Managing Director of Catellus, and Senior Managing Director & Area Director of Trammell Crow
- Member of the Board of SmartRent, and Advisory Boards of Cadence Capital and the Gates Center for Regenerative Medicine



Kristin Finney-Cooke
- Director since 2021
- Managing Director, JP Morgan Multi Asset Solutions Group
- Prior experience includes Senior Consultant and Co-Chair of Diverse Manager Advisory Committee at NEPC, Principal at Mercer, and Credit Suisse First Boston
- Member of the Boards of Chicago State University Foundation and Ann & Robert Lurie Children's Hospital of Chicago Medical Center



Nina Tran
- Director since 2016
- CFO of Pacaso
- Prior experience includes CFO of Veritas Investments, CFO of Starwood Waypoint Residential Trust, various leadership roles focused on the merger integration of AMB and Prologis, and PricewaterhouseCoopers
- Member of the Board of American Assets Trust, and Advisory Board of the Asian Pacific Fund



Devin Murphy
- Director since 2020
- President, Phillips Edison & Company
- Prior experience includes Vice Chairman, Morgan Stanley, Global Head of Real Estate Investment Banking, Deutsche Bank, and various leadership roles at Morgan Stanley including Co-Head of US Real Estate Investment Banking and Head of Real Estate Private Capital Markets
- Member of the Board of CoreCivic

Recognized by Women's Forum of New York for having at least 30% of Board seats held by women

Recipient of 2022 Gender Balanced Board award from Boardbound by Women's Leadership Foundation

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

19

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑤ Exceptional, long-tenured Management team strengthened with new talent

Strong Management Alignment

- ✓ **90% of CEO compensation linked to performance with 100% of LTI based on 3-year forward relative TSR performance**
  - Other AIR executives have 66% of LTI "at risk" based on the same 3-year forward relative TSR
- ✓ **Required stock ownership of >5x base salary for our CEO, President/GC, and CFO, and 4x for other executive officers**
- ✓ **Peer-leading[(1)] "Say on Pay" with highest level of support among multi-family peers over the last five years**

Historical "Say On Pay" Shareholder Support %[(1)]


97.8%
98.5%
98.7%
97.9%
97.0%
92.4%
92.0%
93.2%
92.6%
92.6%
2017
2018
2019
2020
2021
AIR
Peer Avg.

Director & Chief Executive Officer



Terry Considine
51+ Years of AIR Experience

President & General Counsel



Lisa Cohn
20+ Years of AIR Experience

President, Property Operations



Keith Kimmel
20+ Years of AIR Experience

Executive Vice President & Chief Financial Officer



Paul Beldin
14+ Years of AIR Experience

Core of executive management has spent the last 14+ years working together

Senior Vice President, Chief Corporate Responsibility Officer



Patti Shwayder
20+ Years AIR Experience

Executive Vice President, Strategy, Capital Allocation, & Co-CIO



John McGrath
7+ Years of AIR Experience

Executive Vice President, Co-CIO



Joshua Minix
Joined Q3 2021

Senior Vice President, Capital Markets



Matthew O'Grady
Joined Q4 2021

Identified gaps created by the Separation and strengthened ourselves with new talent to support transactions and external growth

(1) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.

20

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Attractive valuation for AIR in current market environment

- **Common equity not currently an attractive source of capital for near-term growth**
  - Property sales and/or joint ventures expected to provide the most attractive WACC
  - We will not pursue investments unless accretive to near-term FFO, and at a substantial IRR spread to our WACC


Premium / (Discount) to(1)(2)
Gross Asset Value
-15.2%
-21.0%
-14.5%
Net Asset Value
-21.0%
-26.6%
-17.7%
AIR
Coastal Peers
Sunbelt Peers
Implied Trading Metrics(1)(2)
Implied Cap Rate (%)
5.8%
6.0%
5.8%
2022E FFO (x)
15.8x
17.2x
16.7x
18.3x
At $2.41 Guidance
At $2.19 Pro forma Run Rate Guidance(3)
AIR Communities
Coastal Peers
Sunbelt Peers

(1) Per GSA and S&P Cap IQ as of 11/11/2022.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) Pro forma Run Rate FFO per share of $2.19, at the midpoint, reflects $2.41 FFO per share guidance adjusted for the prepayment of Aimco transactions identified in our Q1 2022 earnings release.

21

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

⑥ Attractive dividend characteristics for tax sensitive investors

- **Target payout ratio for 2022 at ~75% of FFO**
  - Currently project a majority of the dividend will be taxed at capital gain rates, with remainder at ordinary income rates

Annualized Dividend Yield(1)(2)


4.8%
3.9%
3.2%
AIR
Coastal Peers
Sunbelt Peers

Illustrative Dividend Analysis(2)(3)

	AIR	Peer Average
Illustrative Investment	$100	$100
Average Dividend Yield	4.8%	3.7%
Pre-Tax Dividend	**$4.78**	**$3.67**
Assumed Ordinary Income / Capital Gain Split	40 / 60	60 / 40
Illustrative Tax Impact ($)	($1.91)	($1.61)
Post-Tax Dividend	**$2.88**	**$2.06**


$2.88
$2.06
AIR
Peer Average

$0.81 higher yield (+39%) on a post-tax basis

(1) Per GSA and S&P Cap IQ as of 11/11/2022.
(2) Per company filings. Peers defined as AVB, CPT, EQR, ESS, MAA, and UDR. Coastal peers defined as AVB, EQR, ESS, and UDR. Sunbelt peers defined as CPT and MAA.
(3) AIR's dividend in 2021 was ~67% return of capital and ~33% capital gain. Peers averaged ~62% ordinary income and ~28% capital gain. Analysis assumes a 40 / 60 split between ordinary income and capital gains for AIR, and 60 / 40 split for peers. Assumed tax rates: (i) federal ordinary income of 37% (29.6% for qualified 199A income), (ii) federal LTCG of 20%, and (iii) federal 1250 recapture of 25%. A 3.8% Net Investment Income Tax and illustrative 6.65% state tax is added to each respective federal rate.

22

707 Leahy B Committed to Corporate Responsibility Redwood City, CA

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Commitment to corporate responsibility

- AIR's 2021-2022 Corporate Responsibility Report now posted to our updated corporate responsibility site

AIR ESG Highlights

Environmental

- Benchmarking to GRESB
- UN Sustainability Goals alignment
- Established targets for energy, water and GHG reduction by 2025
- Goal to certify 95% of portfolio with third parties by 2024
- Performing physical and transition risk analysis on the portfolio and new acquisitions
- Smart home technology to conserve energy and water use / monitor for leaks and other issues
- Disaster preparedness and proactive upgrades

Social

- AIR Gives volunteer program and commitment to service
- Good Neighbor policies
- Professional training and focus on internal promotion
- Healthcare and benefits, including industry leading parental leave and flexible hours
- Benefits for teammates deployed on active duty
- Support for teammates seeking US citizenship
- Scholarships for teammates and students living in affordable housing
- Support for teammates facing unexpected crises

Governance

- Corporate ESG policies
- Strict adherence to Code of Conduct and Ethics
- Transparency to shareholders and the public
- Corporate Responsibility Task Force reporting to CEO
- Vendor and Supplier Code of Conduct to include ESG and adherence to ethics, health and safety measures.
- Board diverse in background and experience
- Board review of political and nonprofit contributions

Select Corporate Responsibility Goals

GRESB | SUSTAINALYTICS | SASB STANDARDS | SUSTAINABLE DEVELOPMENT GOALS

Select targets and goals include:

- Reduction in energy consumed – 15% energy intensive savings by 2025 over 2019 baseline
- Reduction in water consumed – 10% savings by 2025 over 2019 baseline
- 15% GHG savings over 2019 baseline by 2025
- Materiality Assessment of key stakeholders conducted in alignment with SASB
- Investment in teammates – promoting within and internal mobility at a minimum of 50%
- Ongoing assessment of ESG priorities through training, annual surveys, and outreach
- Continuing to achieve 4.25 or better annually for Customer Satisfaction scores

Recent Awards / Updates

GRESB score of 78
- "A" grade for ESG public disclosure and alignment with TCFD
- "Green Star" for overall Management and Performance
- Perfect score in social responsibility; near-perfect score in corporate governance

2022 Elite Five Multifamily Company

2022 Gender Balanced Board

2022 National Top Workplace Award

2022 Healthiest Employer in Colorado

"We believe our work is more than a business – it's a high calling to serve others. The AIR Communities team takes seriously its responsibility to care for our customers, our neighbors, and each other as teammates. Our corporate DNA is defined by this mindset."

-Terry Considine, CEO, AIR Communities

24

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

We invest in our communities to create superior experiences for our residents…

CSAT Scores(1)


AIR CSAT Score
Kingsley Index
4.27
4.27
4.30
4.30
4.33
4.06
4.00
4.09
4.12
4.05
2017
2018
2019
2020
2021

- **AIR is home to 55K+ residents across the US**
- **In 2020, AIR created a Resident Healthy Living Guide customized for each property to help support our residents live a healthy, balanced lifestyle**

AIR named in the Kingsley Elite Five in 2022 at #2 among all operators and #1 for public REITs and to provide a great workplace for our 750+ teammates

- **Recognition by Energage as a Top Workplace in the US**
  - One of only six companies to be recognized as a Denver Post Top Workplace for nine consecutive years
  - Top Workplace recognition also received in the San Francisco Bay Area and Washington, D.C.
- **AIR Gives provides teammates with 15 paid hours each year to apply to volunteer activities of their choosing, and matches charitable giving up to $15 per hour volunteered**


TOP WORK PLACES 2013
TOP WORK PLACES 2014
TOP WORK PLACES 2015
TOP WORK PLACES 2016
TOP WORK PLACES 2017
TOP WORK PLACES 2018
TOP WORK PLACES 2019
TOP WORK PLACES 2020
TOP WORK PLACES 2021
TOP WORK PLACES 2022

Highly Engaged Team

Nationwide team engagement score in 2022 was **4.42** (out of 5 stars) with 72% of teammates participating

AIR Gives

$1,305,000	$67,500+	$405,000+
AIR Gives scholarship funds to 630 children of teammates since 2006	AIR Gives scholarship funds to 26 students in 2020	Raised in 2021 benefiting veterans and providing scholarships for students in affordable housing

(1) AIR CSAT score based on ~52K resident responses in 2021. The Kingsley Index is a proprietary index representing the industry standard for measuring customer satisfaction in the multi-family sector.

25

AIR COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

And we are committed to making our environmental impacts positive

- AIR has always operated our communities with a focus on cost optimization, efficiency, and customer experience
- 97% of all AIR apartment homes are equipped with smart home technology

Solar Energy

- Aggressively pursuing solar electric generation across the portfolio: five projects currently in design and construction; four projects undergoing feasibility studies
- 1,100 EV charging stations being installed across the portfolio

Energy Efficiency

- Tracking whole building performance data for ~60% of the portfolio in ENERGY STAR
- High efficiency LED lighting in all AIR communities
- Building automation systems installed at all high- and mid-rise buildings to optimize efficiency and reduce energy consumption

Water Conservation

- Low flow plumbing fixtures have been the standard for more than a decade
- Water leak sensors included in the smart home technology installed in all apartment homes
- All cooling towers in high-rise buildings are controlled to minimize evaporation
- All communities in California and Denver have smart irrigation systems installed

Climate Risk & Resilience

- Disaster preparedness program that guides all site teams on how to manage their property should a natural disaster occur
- Upgrades during renovations that include protections from storm damage and other impacts of natural disasters
- MSCI analysis of portfolio and acquisitions for physical and transition risks
- Excellent bottom line metric is that casualty claims are rare

Goal to certify 95% of portfolio by the end of 2024

Certification	Details
LEED® Certified	Ten buildings; 897,266 SF
IREM® Certified Sustainable	32 properties; 9,698,000 SF
NGBS Green Certified™	Four buildings; 398,069 SF

- **6,690,852** therms of natural gas conserved
- **235,005,148** kWh of electricity saved through efficient fixtures
- **923,922,393** gallons of water saved through efficiency
- **169,730** Metric tons of GHG emissions avoided

26

Willard Towers C Additional AIR Background Chevy Chase, MD

The most efficient and most effective way to allocate capital to multi-family real estate (1) Calculation of Same Store Revenue to Free Cash Flow Conversion AIR ESS UDR EQR AVB CPT MAA ($ in 000s, unless noted) Q3 2022 YTD Actuals Same Store Revenue $402,827 $1,110,166 $983,213 $1,882,181 $1,652,297 $850,167 $1,422,014 Same Store NOI $297,061 $784,624 $681,784 $1,281,194 $1,139,668 $555,629 $910,496 Property Management (Net) (16,730) (22,219) (32,425) (83,035) (88,108) (19,061) (48,429) General & Administrative (14,668) (40,541) (47,333) (47,033) (53,323) (44,526) (44,091) Revenue Converted to Free Cash Flow $265,663 $721,864 $602,026 $1,151,126 $998,237 $492,042 $817,976 66% 65% 61% 61% 60% 58% 58% Same Store Revenue FCF Conversion % Average 62% 58% Implied Revenue % Increase for Breakeven with AIR 6% 14% 2021 Actuals Same Store Revenue $525,436 $1,288,238 $1,137,863 $2,342,257 $2,024,861 $971,872 $1,702,741 Same Store NOI $379,042 $891,404 $781,102 $1,538,262 $1,370,282 $620,662 $1,064,308 Property Management (Net) (25,241) (27,050) (32,438) (98,155) (98,646) (20,318) (55,732) General & Administrative (14,087) (51,838) (57,541) (56,506) (69,611) (59,368) (52,884) Revenue Converted to Free Cash Flow $339,714 $812,516 $691,123 $1,383,601 $1,202,025 $540,976 $955,692 Same Store Revenue FCF Conversion % 65% 63% 61% 59% 59% 56% 56% Average 61% 56% Implied Revenue % Increase for Breakeven with AIR 7% 16% AIR Communities Coastal Peer Avg. Sunbelt Peer Avg. (1) Reflects Q3 2022 YTD and 2021 GAAP financials as reported in company filings. Free Cash Flow Conversion % defined as Same Store NOI less Net Property Management and G&A Expense, and 28 divided by Same Store Revenue.

AIR | COMMUNITIES
The most efficient and most effective way to allocate capital to multi-family real estate

Financial risk reduced by a flexible, low leverage balance sheet

Balance Sheet Highlights

- **De-leveraging fully achieved**
  - 3% floating rate exposure[1]
  - Weighted average refunding and repricing risk of 6.4 and 6.9 years, respectively
  - 3.9% weighted average interest rate
  - $8.3 billion of unencumbered properties
- **Priced three tranches of senior unsecured notes in July 2022 at a weighted average yield to maturity of 4.3%**
  - Oversubscribed on inaugural offering
- **$1B+ of available liquidity pro forma[1]**
  - Significant cushion under LoC covenants
- **Anticipate receiving Issuer Credit Rating from Moody's during Q4 2022**

AIR Debt Profile ($M)[1]


Repricing Schedule
• Wtd. avg. repricing duration of 6.9 years after $830 million of interest rate swaps placed in Q2 2022
$-
$-
$159
$286
$249
$472
$314
$350
$268
$149
$267
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032+
Refunding Schedule
• $170 million maturing before 2025 expected to be refunded before year-end; no other debt maturing before Q2 2025
• $600 million of 2025 maturities relate to term loans with repricing risk extended to 2027 through interest rate swaps
• To extend weighted average maturity and better balance its refunding ladder, AIR is considering extending the duration, or refinancing the term loans maturing in 2025
$53
$28
$89
$886
$299
$228
$94
$184
$268
$149
$267
2022
2023
2024
2025
2026
2027
2028
2029
2030
2031
2032+

BBB/Stable	5.9x	$8.3B	26%
S&P Global Ratings	Net Leverage to EBITDA[1]	Unencumbered Property Pool	Net Leverage to GAV[2]

(1) Metrics pro forma for anticipated Q4 2022 property sales. Floating rate exposure excludes leverage subject to interest rate caps and revolving credit facility borrowings.
(2) Reflects AIR total asset value assuming GSA Total Assets as of 6/30/2022.

29

The most efficient and most effective way to allocate capital to multi-family real estate Forward-Looking Statements / Non-GAAP Measures This presentation contains forward-looking statements within the meaning of the federal securities laws, including, without limitation, statements regarding projected results and specifically forecasts of 2022 and 2023 results, including but not limited to: Pro forma FFO and selected components thereof; AIR’s ability to maintain current or meet projected occupancy, rental rate, and property operating results; operating performance of acquisition communities; expectations regarding dispositions and the use of proceeds thereof; expectations regarding acquisitions; and liquidity and leverage metrics. We caution investors not to place undue reliance on any such forward-looking statements. These forward-looking statements are based on management’s judgment as of this date, which is subject to risks and uncertainties. Risks and uncertainties that could cause actual results to differ materially from our expectations include, but are not limited to, real estate and operating risks, including fluctuations in real estate values and the general economic climate in the markets in which we operate and competition for residents in such markets; national and local economic conditions, including inflation, the pace of job growth and the level of unemployment; the timing and effects of acquisitions and dispositions; changes in operating costs, insurance risks, including the cost of insurance, and those described from time to time in filings by AIR with the Securities and Exchange Commission (“SEC”), including in the section entitled “Risk Factors” in Item 1A of AIR’s Annual Report on Form 10-K for the year ended December 31, 2021, and the “Risk Factors” section of registration statements filed with the Securities and Exchange Commission. Readers should carefully review AIRs financial statements and the notes thereto, as well as the documents AIR files from time to time with the SEC. These filings identify and address other important risks and uncertainties that could cause actual events and results to differ materially from those contained in the forward-looking statements. These forward-looking statements reflect management’s judgment as of this date, and AIR assumes no obligation to revise or update them to reflect future events or circumstances. 30